SEI DAILY INCOME TRUST
NOVEMBER 15, 1998
--------------------------------------------------------------------------------

GOVERNMENT II FUND
TREASURY II FUND

--------------------------------------------------------------------------------

This Prospectus concisely sets forth information about the above-referenced Funds that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.

A Statement of Additional Information dated May 31, 1998, has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Daily Income Trust (the "Trust") is an open-end management investment company, certain classes of which offer financial institutions a convenient means of investing their own funds, or funds for which they act in a fiduciary, agency or custodial capacity, in professionally managed diversified portfolios of securities. Some portfolios offer separate classes of units of beneficial interest that differ from each other primarily in the allocation of certain distribution and/or shareholder servicing expenses. This Prospectus offers Class B and C shares of the Government II and Treasury II Funds (each a "Fund" and, together, the "Funds").

AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT ANY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)        CLASS B
--------------------------------------------------------------------------------

                                                                                           GOVERNMENT II   TREASURY
                                                                                               FUND        II FUND
                                                                                           -------------  ----------
Management/Advisory Fees (AFTER FEE WAIVER) (1)                                                     .15%        .21%
12b-1 Fees                                                                                          none        none
Total Other Expenses                                                                                .35%        .34%
  Shareholder Servicing Fees                                                               .25%           .25%
--------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (AFTER FEE WAIVER) (2)                                                     .50%        .55%
--------------------------------------------------------------------------------------------------------------------

(1) THE MANAGER AND ADVISER HAVE WAIVED A PORTION OF THEIR FEES, AND THE MANAGEMENT/ADVISORY FEES SHOWN REFLECT THESE WAIVERS. ABSENT SUCH WAIVERS, MANAGEMENT/ADVISORY FEES WOULD BE .21% FOR THE GOVERNMENT II FUND AND .26% FOR THE TREASURY II FUND .

(2) ABSENT THIS FEE WAIVER, TOTAL OPERATING EXPENSES FOR THE CLASS B SHARES OF THE FUNDS WOULD BE .56% FOR THE GOVERNMENT II FUND AND .60% FOR THE TREASURY II FUND.

EXAMPLE                                                                  CLASS B
--------------------------------------------------------------------------------

                                                                                    1 YR.       3 YRS.       5 YRS.       10 YRS.
                                                                                 -----------  -----------  -----------  -----------
An investor would pay the following expenses on a $1,000 investment assuming
 (1) a 5% annual return and (2) redemption at the end of each time period:
  Government II Fund                                                              $       5    $      16    $      28    $      63
  Treasury II Fund                                                                $       6    $      18    $      31    $      69
-----------------------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE PURPOSE OF THIS TABLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN CLASS B SHARES OF THE FUNDS. A PERSON WHO PURCHASES SHARES THROUGH A FINANCIAL INSTITUTION MAY BE CHARGED SEPARATE FEES BY THAT INSTITUTION. EACH OF THE FUNDS ALSO OFFERS CLASS A SHARES, CLASS C SHARES AND SWEEP CLASS SHARES, WHICH ARE SUBJECT TO THE SAME EXPENSES, EXCEPT THAT CLASS A, CLASS C, AND SWEEP CLASS SHARES EACH HAVE DIFFERENT DISTRIBUTION AND/OR SHAREHOLDER SERVICING COSTS. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE MANAGER," "THE ADVISER" AND "DISTRIBUTION AND SHAREHOLDER SERVICING."

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)        CLASS C
--------------------------------------------------------------------------------

                                                                                           GOVERNMENT II   TREASURY
                                                                                               FUND        II FUND
                                                                                           -------------  ----------
Management/Advisory Fees (AFTER FEE WAIVER) (1)                                                     .15%        .21%
12b-1 Fees                                                                                          none        none
Total Other Expenses                                                                                .55%        .54%
  Shareholder Servicing Fees                                                               .25%           .25%
--------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (AFTER FEE WAIVERS) (2)                                                    .70%        .75%
--------------------------------------------------------------------------------------------------------------------

(1) THE MANAGER AND ADVISER HAVE WAIVED A PORTION OF THEIR FEES, AND THE MANAGEMENT/ADVISORY FEES SHOWN REFLECT THESE WAIVERS. ABSENT SUCH WAIVERS, MANAGEMENT/ADVISORY FEES WOULD BE .21% FOR THE GOVERNMENT II FUND AND .26% FOR THE TREASURY II FUND.

(2) ABSENT THIS FEE WAIVER, TOTAL OPERATING EXPENSES FOR THE CLASS C SHARES OF THE FUNDS WOULD BE .76% FOR THE GOVERNMENT II FUND AND .80% FOR THE TREASURY II FUND.

EXAMPLE                                                                  CLASS C
--------------------------------------------------------------------------------

                                                                                    1 YR.       3 YRS.       5 YRS.       10 YRS.
                                                                                 -----------  -----------  -----------  -----------
An investor would pay the following expenses on a $1,000 investment assuming
 (1) a 5% annual return and (2) redemption at the end of each time period:
  Government II Fund                                                              $       7    $      22    $      39    $      87
  Treasury II Fund                                                                $       8    $      24    $      42    $      93
-----------------------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE PURPOSE OF THIS TABLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN CLASS C SHARES OF THE FUNDS. A PERSON WHO PURCHASES SHARES THROUGH A FINANCIAL INSTITUTION MAY BE CHARGED SEPARATE FEES BY THAT INSTITUTION. EACH OF THE FUNDS ALSO OFFERS CLASS A, CLASS B AND SWEEP CLASS SHARES, WHICH ARE SUBJECT TO THE SAME EXPENSES, EXCEPT THAT CLASS A, CLASS B, AND SWEEP CLASS SHARES EACH HAVE DIFFERENT DISTRIBUTION AND/OR SHAREHOLDER SERVICING COSTS. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE MANAGER," "THE ADVISER" AND "DISTRIBUTION AND SHAREHOLDER SERVICING."

FINANCIAL HIGHLIGHTS
                  ______________________________________________________________

The following financial highlights for a share outstanding throughout each period have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon, dated March 6, 1998, was unqualified. This information should be read in conjunction with the Trust's financial statements as of and for the fiscal year ended January 31, 1998, and notes thereto, which are incorporated by reference to the Trust's Statement of Additional Information under the heading "Financial Information." Additional performance information is set forth in the Trust's 1998 Annual Report to shareholders, which is available upon request and without charge by calling 1-800-342-5734.

FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
                                NET ASSET                NET REALIZED AND   DISTRIBUTIONS
                                  VALUE        NET       UNREALIZED GAINS    FROM NET    DISTRIBUTIONS
                                BEGINNING   INVESTMENT     (LOSSES) ON      INVESTMENT   FROM REALIZED
                                OF PERIOD     INCOME        SECURITIES        INCOME     CAPITAL GAINS
                                ----------------------------------------------------------------------
--------------------
GOVERNMENT II FUND
--------------------
CLASS B
  1998                           $ 1.00       $0.05              $--          $(0.05)          $--
  1997                             1.00        0.05               --           (0.05)           --
  1996                             1.00        0.05               --           (0.05)           --
  1995                             1.00        0.04               --           (0.04)           --
  1994                             1.00        0.03               --           (0.03)           --
  1993                             1.00        0.03               --           (0.03)           --
  1992                             1.00        0.05               --           (0.05)           --
  1991(1)                          1.00        0.00               --           (0.00)           --
CLASS C
  1998                           $ 1.00       $0.05              $--          $(0.05)          $--
  1997(2)                          1.00        0.01               --           (0.01)           --
-----------------
TREASURY II FUND
-----------------
CLASS B
  1998                           $ 1.00       $0.05              $--          $(0.05)          $--
  1997                             1.00        0.05               --           (0.05)           --
  1996                             1.00        0.05               --           (0.05)           --
  1995                             1.00        0.04               --           (0.04)           --
  1994                             1.00        0.03               --           (0.03)           --
  1993                             1.00        0.03               --           (0.03)           --
  1992                             1.00        0.05               --           (0.05)           --
  1991(3)                          1.00        0.07               --           (0.07)           --
CLASS C
  1998                           $ 1.00       $0.05              $--          $(0.05)          $--
  1997                             1.00        0.04               --           (0.04)           --
  1996(4)                          1.00        0.04               --           (0.04)           --

FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
                                                                                                              RATIO OF
                                                                                                                NET
                                                                                    RATIO OF     RATIO OF    INVESTMENT
                                                                                      NET        EXPENSES    INCOME TO
                                                                       RATIO OF    INVESTMENT   TO AVERAGE    AVERAGE
                                NET ASSET               NET ASSETS     EXPENSES    INCOME TO    NET ASSETS   NET ASSETS
                                VALUE END    TOTAL        END OF      TO AVERAGE    AVERAGE     (EXCLUDING   (EXCLUDING
                                OF PERIOD    RETURN    PERIOD (000)   NET ASSETS   NET ASSETS    WAIVERS)     WAIVERS)
                                ---------------------------------------------------------------------------------------
--------------------
GOVERNMENT II FUND
--------------------
CLASS B
  1998                           $ 1.00        5.14%     $ 31,851        0.50%        5.02%        0.56%        4.96%
  1997                             1.00        4.98        16,323        0.50         4.87         0.56         4.81
  1996                             1.00        5.52        19,678        0.50         5.41         0.59         5.32
  1995                             1.00        4.08        15,201        0.50         4.33         0.60         4.23
  1994                             1.00        2.71        21,462        0.50         2.68         0.60         2.58
  1993                             1.00        3.26           338        0.50         3.35         0.59         3.26
  1992                             1.00        5.02         1,906        0.48         4.75         0.59         4.64
  1991(1)                          1.00        0.00           607        0.50         6.44         3.76         3.18
CLASS C
  1998                           $ 1.00        4.93%     $ 35,272        0.70%        4.82%        0.76%        4.76%
  1997(2)                          1.00        4.71         6,359        0.70         4.69         0.75         4.64
-----------------
TREASURY II FUND
-----------------
CLASS B
  1998                           $ 1.00        4.88%     $ 69,572        0.55%        4.78%        0.61%        4.72%
  1997                             1.00        4.76        54,148        0.55         4.65         0.63         4.57
  1996                             1.00        5.27        26,447        0.55         5.18         0.64         5.09
  1995                             1.00        3.86        44,680        0.55         3.71         0.65         3.61
  1994                             1.00        2.57        22,448        0.55         2.54         0.64         2.46
  1993                             1.00        3.15         6,038        0.55         3.42         0.64         3.33
  1992                             1.00        5.16       102,182        0.55         4.97         0.61         4.91
  1991(3)                          1.00        7.16        85,439        0.55         7.18         0.67         7.06
CLASS C
  1998                           $ 1.00        4.67%     $ 11,843        0.75%        4.58%        0.81%        4.52%
  1997                             1.00        4.55         4,528        0.75         4.45         0.82         4.38
  1996(4)                          1.00        3.64+        3,935        0.75         4.85         0.84         4.76

 +  RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
 (1) GOVERNMENT II CLASS B SHARES WERE OFFERED BEGINNING JANUARY 28, 1991. ALL RATIOS AND TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.
 (2) GOVERNMENT II CLASS C SHARES WERE OFFERED BEGINNING NOVEMBER 27, 1996. ALL RATIOS AND TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.
 (3) TREASURY II CLASS B SHARES WERE OFFERED BEGINNING FEBRUARY 15, 1990. ALL RATIOS AND TOTAL RETURN FOR THAT PERIOD HAVE BEEN ANNUALIZED.
 (4) TREASURY II CLASS C SHARES WERE OFFERED BEGINNING MAY 8, 1995. ALL RATIOS FOR THAT PERIOD HAVE BEEN ANNUALIZED.

THE TRUST
      __________________________________________________________________________

SEI DAILY INCOME TRUST (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in separate diversified investment portfolios. This Prospectus offers Class B and Class C shares of the Trust's Government II and Treasury II Funds (each a "Fund" and, together, the "Funds"). Each Fund has separate classes of shares which provide for variations in distribution, shareholder servicing and transfer agency costs, voting rights and dividends. Each of the Funds offers Class A, Class B, Class C and Sweep Class shares. Additional information pertaining to the Trust may be obtained by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

INVESTMENT
OBJECTIVES AND
POLICIES
     ___________________________________________________________________________

GOVERNMENT II FUND
                     The Government II Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. Under normal market conditions, the Fund invests exclusively in U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government. Since the Government II Fund invests exclusively in U.S. Treasury Obligations, its income is not subject to state or local taxation.

TREASURY II FUND
                     The Treasury II Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. Under normal market conditions, the Fund invests exclusively in U.S. Treasury obligations.

                           There can be no assurance that the Funds will achieve
                     their respective investment objectives.

GENERAL INVESTMENT
POLICIES
     ___________________________________________________________________________

                     In purchasing obligations, the Funds comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as that Rule may be amended from time to time. These requirements currently provide that the Funds must limit their investments to securities with remaining maturities of 397 days or less, and must maintain a dollar-weighted average maturity of 90 days or less. In addition, under Rule 2a-7, the Funds may only invest in securities (other than U.S. Government Securities) rated in one of the two highest categories for short-term securities by at least two nationally recognized statistical rating organizations ("NRSROs") (or by one NRSRO if only one NRSRO has rated the security), or, if unrated, determined by the Adviser (in accordance with procedures adopted by the Trust's Board of Trustees) to be of equivalent quality to rated securities in which the Fund may invest.

                           Securities rated in the highest rating category by at
                     least two NRSROs (or, if unrated, determined by the Adviser to be of comparable quality) are "first tier" securities. Non-first tier securities rated in the second highest rating category by at least one NRSRO (or, if unrated, determined by the Adviser to be of comparable quality) are considered to be "second tier" securities.

                           Although the Funds are governed by Rule 2a-7, their
                     investment policies are, in certain respects, more restrictive than those imposed by that Rule.

                           Each Fund may invest up to 10% of its net assets in
                     illiquid securities. However, restricted securities, including Rule 144A securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees of the Trust will be considered liquid. In addition, each Fund may invest in U.S. Treasury STRIPS (as defined in the "Description of Permitted Investments and Risk Factors").

                           Each Fund may purchase securities on a when-issued
                     basis.

                           For temporary defensive purposes, the Funds may
                     maintain 100% of their assets in cash.

                           For a description of the permitted investments and
                     the above ratings see "Description of Permitted Investments and Risk Factors" and the Statement of Additional Information.

INVESTMENT
LIMITATIONS
        ________________________________________________________________________

                     The investment objectives and certain of the investment limitations are fundamental policies of the Funds. It is a fundamental policy of each Fund to use its best efforts to maintain a constant net asset value of $1.00 per share. There can be no assurance that any Fund will achieve its investment objective, or that any Fund will be able to maintain a net asset value of $1.00 per share on a continuing basis.

                           Fundamental policies cannot be changed with respect
                     to the Trust or a Fund without the consent of the holders of a majority of the Trust or that Fund's outstanding shares.

                     EACH FUND MAY NOT:

                     1. Purchase securities of any issuer (except securities
                        issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; provided, however, that any Fund may invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act.

                     2. Purchase any securities which would cause more than 25%
                        of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) domestic banks and (b) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

                     3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of that Fund. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before the Fund makes additional investments and any interest paid on such borrowings will reduce the income of that Fund.

                     The foregoing percentage limitations (except the limitation on borrowing) will apply at the time of the purchase of a security. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.
THE MANAGER
          ______________________________________________________________________

                     SEI Investments Fund Management (the "Manager" or the "Transfer Agent") provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities and acts as transfer agent, dividend disbursing agent, and shareholder servicing agent for the shares of each Fund.

                           For these services, the Manager is entitled to a fee,
                     which is calculated daily and paid monthly, at an annual rate of each Fund's average daily net assets as follows:
                     Government II Fund--.19%; and Treasury II Fund--.24%. The Manager is contractually obligated to waive up to all of its fee and, if necessary, pay other operating expenses in order to limit the total operating expenses of the Funds. The Manager has also voluntarily agreed to waive up to all of its fee in order to limit total operating expenses of the Funds. The Manager reserves the right, in its sole discretion, to terminate these voluntary waivers at any time. For the fiscal year ended January 31, 1998, the Government II and Treasury II Funds paid management fees, after waivers, of .14% and .20%, respectively, of their average daily net assets.
THE ADVISER
         _______________________________________________________________________

                     Wellington Management Company, LLP (the "Adviser" or "WMC") serves as the investment adviser for each Fund under an advisory agreement with the Trust. The Adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. Under the advisory agreement, the Adviser invests the assets of the Funds and continuously reviews, supervises and administers each Fund's investment program. The Adviser is independent of the Manager and SEI and discharges its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust.

                           The Adviser and its predecessor organizations have
                     provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. As of March 31, 1998, the Adviser had discretionary management authority with respect to approximately $193.9 billion of assets, including the assets of the Trust and SEI

                     Liquid Asset Trust, each an open-end management investment company administered by the Manager. The principal address of the Adviser is 75 State Street, Boston, Massachusetts 02109. WMC is a Massachusetts limited liability partnership whose managing partners are Robert W. Doran, Duncan M. McFarland and John R. Ryan.

                           The Adviser is entitled to a fee, which is calculated
                     daily and paid monthly, at an annual rate of .075% of the combined average daily net assets of the Funds of the Trust up to $500 million and .02% of such combined average daily net assets in excess of $500 million. Such fees are allocated daily among the Funds on the basis of their relative net assets. For the fiscal year ended January 31, 1998, each of the Funds paid the Adviser advisory fees, after fee waivers, of .01% of their relative net assets.

DISTRIBUTION AND
SHAREHOLDER
SERVICING
      __________________________________________________________________________

                     SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, serves as each Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust.

                           The Funds have adopted plans under which firms,
                     including the Distributor, that provide shareholder and administrative services may receive compensation therefor. The Class B and C plans differ in a number of ways, including the amounts that may be paid. Under each plan, the Distributor may provide those services itself or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. Under such arrangements the Distributor may retain as a profit any difference between the fee it receives and the amount it pays such third party. In addition, the Portfolios may enter into such arrangements directly.

                           Under the Class B shareholder service plan, a Fund
                     will pay shareholder servicing fees at an annual rate of up to .25% of its average daily net assets in return for the Distributor's (or its agent's) efforts in maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided or investments; and assisting clients in changing dividend options, account designations and addresses. In addition, the Class B shares may pay administrative services fees at a specified percentage of the average daily net assets of the shares of the Class (up to .05%). Under the Class C shareholder service plan, the Distributor is entitled to receive shareholder servicing fees at an annual rate of up to .25% of its average daily net assets in return for the Distributor's (or its agent's) efforts in maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided or investments; and assisting clients in changing dividend options, account designations and addresses. In addition, the Class C shares may pay administrative services fees at a specified percentage of the average daily net assets of the shares of the Class (up to .25%). Administrative services include providing sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.

                           It is possible that an institution may offer
                     different classes of shares to its customers and thus receive compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                           The Distributor may, from time to time and at its own
                     expense, provide promotional incentives, in the form of cash or other compensation to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Portfolios' shares.

PURCHASE AND
REDEMPTION OF SHARES
    ____________________________________________________________________________

                     Financial institutions may acquire shares of the Funds for their own accounts, or as a record owner on behalf of fiduciary, agency or custody accounts, by placing orders with the Transfer Agent (or its authorized agent). Institutions that use certain SEI proprietary systems may place orders electronically through those systems. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness on the same day. Financial institutions that purchase shares for the accounts of their customers may impose separate charges on these customers for account services.

                           Shares of each Fund may be purchased or redeemed on
                     days on which the New York Stock Exchange is open for business ("Business Days"). However, money market fund shares cannot be purchased by Federal Reserve wire on Federal holidays restricting wire transfers.

                           Shareholders who desire to purchase shares with cash
                     must place their orders with the Transfer Agent (or its authorized agent) prior to the determination of net asset value and in accordance with the procedures described below for the order to be accepted on that Business Day. Cash investments must be transmitted or delivered in federal funds to the wire agent by the close of business on the same day the order is placed. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or shareholders to accept such purchase order.

                           The Trust will send shareholders a statement of
                     shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust, which is expected to remain constant at $1.00. The net asset value per share of a Fund is determined by dividing the total value of its investments and other assets, less any liabilities, by the total number of outstanding shares of the Fund. A Fund's investments will be valued by the amortized cost method described in the Statement of Additional Information. Net asset value per share is determined on each Business Day as of 2:00 p.m. Eastern time on each Business Day for the Government II Fund and 2:30 p.m. Eastern time on each Business Day for the Treasury II Fund. Financial institutions which purchase and redeem shares for the accounts of their customers may impose their own cut-off times for receipt of purchase and redemption requests directed through them.

                           Shareholders who desire to redeem shares of a Fund
                     must place their redemption orders with the Transfer Agent (or its authorized agent) prior to the determination of net asset value and in accordance with the procedures described below on any Business Day. The redemption price is the net asset value per share of the Fund next determined after receipt by the Transfer Agent of the redemption order. Payment on redemptions will be made as promptly as possible and, in any event, within seven days after the redemption order is received.

                           Purchase and redemption orders may be placed by
                     telephone. Neither the Trust nor the Trust's Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Trust's Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

                           If market conditions are extraordinarily active, or
                     other extraordinary circumstances exist, shareholders may experience difficulties placing redemption orders by telephone, and may wish to consider placing orders by other means.
PERFORMANCE
          ______________________________________________________________________

                     For any Fund, the performance of Class B shares will normally be higher than that of Class C shares because of the additional administrative services expenses charged to Class C shares.

                           From time to time, each Fund may advertise the
                     "current yield" and "effective yield" (also called "effective compound yield"). These figures are based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The "current yield" of a Fund refers to the income generated by a hypothetical investment in such Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," I.E., the income generated during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" (also called "effective compound yield") is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

                           Each Fund may periodically compare its performance to
                     that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical) or financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) to other investment alternatives. Each Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.
TAXES
  ______________________________________________________________________________

                     The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. In addition, state and local tax consequences of an investment in the Fund may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.
TAX STATUS
OF THE FUNDS
                     Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. Each Fund intends to qualify or to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on net investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders.
TAX STATUS
OF DISTRIBUTIONS
                     Each Fund distributes substantially all of its net investment income (including net short-term capital gains) to shareholders. Dividends from a Fund's net investment company taxable income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares) and will not qualify for the corporate dividends received deduction. Distributions of net capital gains are taxable to shareholders as long-term capital gains, regardless of how long shareholders have held their shares and regardless of whether the distributions are received in cash or in additional shares. The Funds provide annual reports to shareholders of the federal income tax status of all distributions.

                           Dividends declared by a Fund in October, November or
                     December of any year and payable to shareholders of record on a date in such a month, will be deemed to have been paid by the Fund and received by the shareholders on December 31 of the year declared if paid by the Fund at any time during the following January.

                           Income received on direct U.S. Government obligations
                     is exempt from tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by a shareholder from a Fund provided certain state-specific conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. Government obligations normally is not exempt from state taxation. Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S.

                     Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Fund is considered tax exempt in their particular states.

                           With respect to investments in U.S. Treasury STRIPS,
                     which are sold at original issue discount and thus do not make periodic cash interest payments, each Fund will be required to include as part of its current income the accreted interest on any such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, a Fund may have to sell portfolio securities to distribute such imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities, and which may result in a taxable gain or loss.

                           Each Fund intends to make sufficient distributions
                     prior to the end of each calendar year to avoid liability for the federal excise tax applicable to RICs.

                           Each sale, exchange, or redemption of Fund shares is
                     a taxable transaction to the shareholder.

GENERAL INFORMATION
         _______________________________________________________________________
THE TRUST
                     The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Funds, the Trust consists of the following portfolios: Money Market Fund, Prime Obligation Fund, Government Fund, Treasury Fund, Federal Securities Fund, Short-Duration Government Fund, Intermediate-Duration Government Fund, GNMA Fund, Corporate Daily Income Fund and Treasury Securities Daily Income Fund. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.

                           The Trust pays its expenses, including fees of its
                     service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under state and federal securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.
TRUSTEES OF THE TRUST
                     The management and affairs of the Trust are supervised by the Trustees under the laws of The Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.
VOTING RIGHTS
                     Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
REPORTING
                     The Trust issues an unaudited report semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.
SHAREHOLDER INQUIRIES
                     Shareholder inquiries should be directed to the Manager, SEI Investments Fund Management, Oaks, Pennsylvania 19456.
DIVIDENDS
                     Substantially all of the net investment income (exclusive of capital gains) of each Fund is distributed in the form of dividends that are declared on each Business Day, as a dividend for shareholders of record and are distributed monthly in federal funds or in additional shares at the discretion of the shareholder on the first Business Day of each month. Dividends will be paid on the next Business Day to Shareholders who redeem all of their shares of a Fund at any other time during the month. The dividends on Class B shares are normally higher than those on Class C shares of each Fund because of the additional administrative services expenses charged to Class C shares.
COUNSEL AND INDEPENDENT
PUBLIC ACCOUNTANTS
                     Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.
CUSTODIAN AND WIRE AGENT
                     First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 (the "Custodian") serves as custodian and wire agent of the assets of the Government II and Treasury II Funds. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED
INVESTMENTS AND RISK
FACTORS   ______________________________________________________________________

                     The following is a description of certain of the permitted investment practices for the Portfolios and the associated risk factors:
DEMAND INSTRUMENTS
                     Certain instruments may entail a demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable rate master demand notes.
ILLIQUID SECURITIES
                     Illiquid securities are securities which cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with a demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of more than seven days in length.
U.S. GOVERNMENT AGENCY
SECURITIES
                     Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (E.G., Government National Mortgage Association securities), others are supported by the right of the issuer to borrow from the Treasury (E.G., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (E.G., Fannie Mae securities). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.
U.S. TREASURY
OBLIGATIONS
                     U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the federal book-entry system.
U.S. TREASURY STRIPS
                     STRIPS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying investments.

VARIABLE AND FLOATING
RATE INSTRUMENTS
                     Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes.
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
                     When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the Custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement.
TABLE OF CONTENTS
               _________________________________________________________________

Annual Operating Expenses.................................................     2
Financial Highlights......................................................     4
The Trust.................................................................     5
Investment Objectives and Policies........................................     5
General Investment Policies...............................................     5
Investment Limitations....................................................     6
The Manager...............................................................     7
The Adviser...............................................................     7
Distribution and Shareholder Servicing....................................     8
Purchase and Redemption of Shares.........................................     9
Performance...............................................................    10
Taxes.....................................................................    11
General Information.......................................................    12
Description of Permitted Investments and Risk Factors.....................    14

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